UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	September 30

Date of reporting period:	09/30/19

Item 1.	Reports to Stockholders.

Annual Report	9/30/2019

Invesco Oppenheimer Limited-Term Government Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco. com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Limited-Term Government Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/19

	Class A Shares of the Fund			Bloomberg Barclays U.S. 1-3 Year Government Bond Index
	Without Sales Charge	With Sales Charge	Bloomberg Barclays
			U.S. Government Bond Index
1-Year	4.07%	1.48%	10.40%	4.42%
5-Year	1.26	0.76	2.90	1.34
10-Year	1.77	1.50	3.00	1.21

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 2.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses.

3      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 4.07% this reporting period, underperforming the Bloomberg Barclays U.S. Government 1-3 Year Index’s (the “Index”) return of 4.42%.

MARKET OVERVIEW

Over the year ending September 30, 2019, the U.S. economy continued to grow, albeit at a slower pace, and market volatility returned amidst international economic and geopolitical concerns.

With U.S. GDP growth averaging about 3%, the unemployment rate remaining at historical lows, and inflation quite muted, the Federal Reserve (Fed) raised interest rates four times in 2018 – marking nine rate increases in total since initiating the normalization process in December 2015. Yet waning fiscal stimulus, uncertainty around trade policy, and a slowdown in the world economy triggered market volatility on fears the Fed might be raising interest rates too rapidly. As growth expectations recalibrated, the market sold off for much of the fourth quarter of 2018.

While markets were mollified by higher than expected U.S. economic growth and solid corporate earnings in the first quarter, global growth trends declined. Trade tensions continued to escalate between the U.S. and

China throughout the second quarter and into the third, and the Brexit process remains unresolved despite a deadline looming at

5      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

the end of October. In an environment of heightened uncertainty, downside growth risks, and low inflation, business investment slowed and confidence weakened – leading global central banks to assume a more accommodative stance.

In the U.S., the Federal Reserve ended balance sheet normalization ahead of schedule and at the end of July announced its first rate cut since 2008. The Fed subsequently decided to cut the Fed Funds target rate again in September, each time by 25 basis points, ending the period in a range of 1.75% - 2.00%.

FUND REVIEW

Against this backdrop, the Fund’s Class A shares (without sales charge) produced a return of 4.07% this reporting period, underperforming the Bloomberg Barclays U.S. Government 1-3 Year Index’s (the “Index”) return of 4.42%.

Over the period, Agencies, driven by security selection and an overweight position, was the top contributor to performance versus the Index. The primary detractor from performance versus the Index for the period was Agency mortgage-backed securities (MBS), driven by an overweight position.

STRATEGY & OUTLOOK

Interest rate expectations have downshifted as the Fed has communicated its commitment to a supportive policy stance in the face of low inflation, global growth deceleration, and trade policy uncertainty. With inflation below target and likely to remain so until 2020, we think we could potentially see additional cuts again next year.

While the recent yield curve inversion was disconcerting, we note that such temporary distortions are not typically what cause recessions. Lower funding costs are a positive for risk assets overall, and once the current market turbulence recedes, we largely expect a steady state to prevail. Our positive credit creation outlook is unchanged, and we anticipate that will continue. We expect consumption to remain resilient, in response to a solid job market, wage gains, low household leverage, and continued confidence. That said, we acknowledge vulnerability to slowing global growth, and are on the lookout for potential spillover effects from trade tensions, particularly as we still believe we reside in the fourth quarter of the credit cycle overall.

6      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Top Allocations

PORTFOLIO ALLOCATION/COMPOSITION BY SECURITY TYPE
Mortgage-Backed Obligations	46.7%
U.S. Government Obligations	36.2
Investment Company	10.4
Asset-Backed Securities	6.7

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2019, and are based on the total market value of investments.

For more current Fund holdings, please visit invesco.com.

7      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	4.07%	1.26%	1.77%
Class C (OLTCX)	2/1/95	3.24	0.46	0.97
Class R (OLTNX)	3/1/01	3.76	0.94	1.46
Class Y (OLTYX)	1/26/98	4.62	1.57	2.10
Class R5 (IOLRX)[1]	5/24/19	4.14	1.28	1.77
Class R6 (OLTIX)[2]	12/28/12	4.64	1.61	1.35[3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPGVX)	3/10/86	1.48%	0.76%	1.50%
Class C (OLTCX)	2/1/95	2.24	0.46	0.97
Class R (OLTNX)	3/1/01	3.76	0.94	1.46
Class Y (OLTYX)	1/26/98	4.62	1.57	2.10
Class R5 (IOLRX)[1]	5/24/19	4.14	1.28	1.77
Class R6 (OLTIX)[2]	12/28/12	4.64	1.61	1.35[3]

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 2.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different

8      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Government Bond Index and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index. The Bloomberg Barclays U.S. Government Bond Index is a market-weighted index of U.S. government securities with maturities of 1 year or more. The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is an index of U.S. Government securities with maturities of 1 to 3 years. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Actual	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During 6 Months Ended September 30, 20191,[2]
Class A	$1,000.00	$1,019.00	$4.06
Class C	1,000.00	1,014.90	8.11
Class R	1,000.00	1,017.50	5.58
Class Y	1,000.00	1,022.90	2.54
Class R5	1,000.00	1,019.70	1.89
Class R6	1,000.00	1,023.00	2.44

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.06	4.06
Class C	1,000.00	1,017.05	8.12
Class R	1,000.00	1,019.55	5.58
Class Y	1,000.00	1,022.56	2.54
Class R5	1,000.00	1,022.41	2.69
Class R6	1,000.00	1,022.66	2.44

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 129/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	0.80%
Class C	1.60
Class R	1.10
Class Y	0.50
Class R5	0.53
Class R6	0.48

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

11      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

SCHEDULE OF INVESTMENTS September 30, 2019

	Principal Amount	Value
Asset-Backed Securities—7.3%
American Credit Acceptance Receivables Trust:
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	$1,245,000	$1,261,111
Series 2018-2, Cl. C, 3.70%, 7/10/24[1]	2,115,000	2,134,303
Series 2019-1, Cl. C, 3.50%, 4/14/25[1]	1,830,000	1,864,700
Series 2019-2, Cl. D, 3.41%, 6/12/25[1]	1,165,000	1,182,591
AmeriCredit Automobile Receivables Trust:
Series 2019-2, Cl. D, 2.99%, 6/18/25	2,215,000	2,253,431
Series 2019-3, Cl. D, 2.58%, 9/18/25	1,055,000	1,057,961
CarMax Auto Owner Trust:
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,870,000	1,896,364
Series 2017-4, Cl. D, 3.30%, 5/15/24	3,590,000	3,643,230
Series 2018-1, Cl. D, 3.37%, 7/15/24	1,925,000	1,959,083
CCG Receivables Trust:
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	190,000	192,680
Series 2019-1, Cl. B, 3.22%, 9/14/26[1]	1,400,000	1,437,020
Series 2019-1, Cl. C, 3.57%, 9/14/26[1]	340,000	348,252
Credit Acceptance Auto Loan Trust:
Series 2016-3A, Cl. C, 3.60%, 4/15/25[1]	2,010,000	2,020,722
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	270,000	274,245
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	1,455,000	1,487,376
Series 2018-2A, Cl. C, 4.16%, 9/15/27[1]	880,000	914,439
Series 2018-3A, Cl. C, 4.04%, 12/15/27[1]	250,000	259,470
Series 2019-1A, Cl. B, 3.75%, 4/17/28[1]	840,000	869,737
Series 2019-1A, Cl. C, 3.94%, 6/15/28[1]	3,575,000	3,708,030
Drive Auto Receivables Trust:
Series 2018-1, Cl. D, 3.81%, 5/15/24	2,635,000	2,684,000
Series 2018-3, Cl. D, 4.30%, 9/16/24	1,650,000	1,696,369
Series 2019-1, Cl. D, 4.09%, 6/15/26	2,410,000	2,497,397
Series 2019-2, Cl. D, 3.69%, 8/17/26	2,565,000	2,649,324
Series 2019-3, Cl. D, 3.18%, 10/15/26	2,750,000	2,799,541
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	2,600,000	2,681,073
Series 2019-1A, Cl. D, 3.87%, 11/15/24[1]	1,790,000	1,843,804
Series 2019-2A, Cl. D, 3.48%, 2/18/25[1]	970,000	991,948
Series 2019-3A, Cl. D, 2.96%, 4/15/25[1]	570,000	574,192
Exeter Automobile Receivables Trust, Series 2019-1A, Cl. D, 4.13%, 12/16/24[1]	2,530,000	2,629,406
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	2,825,000	2,919,466
GM Financial Automobile Leasing Trust, Series 2019-1, Cl. D, 3.95%, 5/22/23	2,715,000	2,775,844
Navistar Financial Dealer Note Master Owner Trust II:
Series 2019-1, Cl. C, 2.968% [US0001M+95], 5/25/24[1,2]	180,000	180,245
Series 2019-1, Cl. D, 3.468% [US0001M+145], 5/25/24[1,2]	170,000	169,961
NCUA Guaranteed Notes Trust, Series 2010-A1, Cl. A, 2.399% [US0001M+35], 12/7/20[2]	2,385,552	2,387,214
Santander Drive Auto Receivables Trust:
Series 2018-1, Cl. D, 3.32%, 3/15/24	810,000	820,421
Series 2018-2, Cl. D, 3.88%, 2/15/24	1,305,000	1,329,422

13      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2019-1, Cl. D, 3.65%, 4/15/25	$2,680,000	$2,755,990
Series 2019-2, Cl. D, 3.22%, 7/15/25	1,610,000	1,643,287
Series 2019-3, Cl. D, 2.68%, 10/15/25	1,280,000	1,286,316
STACR Trust, Series 2018-HRP2, Cl. M2, 3.268% [US0001M+125], 2/25/47[1,2]	1,770,000	1,775,753
United Auto Credit Securitization Trust, Series 2019-1, Cl. C, 3.16%, 8/12/24[1]	1,240,000	1,247,206
Westlake Automobile Receivables Trust, Series 2018-3A, Cl. D, 4.00%, 10/16/23[1]	3,000,000	3,084,166
Total Asset-Backed Securities (Cost $70,782,408)		72,187,090
Mortgage-Backed Obligations—50.5%
Agency—45.9%
U.S. Agency Securities—45.9%
Federal Home Loan Mortgage Corp. Gold Pool:
4.00%, 5/1/27	1,856,977	1,937,281
5.50%, 1/1/24-9/1/24	1,146,443	1,176,285
6.00%, 10/1/22-10/1/29	658,778	733,818
6.50%, 4/1/21-4/1/34	801,028	893,631
7.00%, 10/1/31-10/1/37	404,418	462,867
7.50%, 1/1/32-8/1/37	10,082,153	11,807,269
8.50%, 3/1/31	21,543	24,161
9.00%, 8/1/22-5/1/25	11,267	12,142
Federal Home Loan Mortgage Corp. Non Gold Pool, 11.00%, 11/1/20	38	37
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 99.999%, 2/1/28[3]	68,091	10,282
Series 205, Cl. IO, 70.368%, 9/1/29[3]	483,673	92,550
Series 206, Cl. IO, 99.999%, 12/15/29[3]	32,027	6,550
Series 243, Cl. 6, 1.042%, 12/15/32[3]	169,303	28,270
Series 304, Cl. C31, 8.464%, 12/15/27[3]	754,596	55,922
Series 304, Cl. C45, 8.098%, 12/15/27[3]	557,608	39,679
Series 304, Cl. C47, 4.898%, 12/15/27[3]	336,964	26,451
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	32,208,067	32,301,207
Federal Home Loan Mortgage Corp., Multiclass Mortgage Securities, Series 43, Cl. PH, 6.50%, 10/17/24	284,109	302,484
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates:
Series K027, Cl. A2, 2.637%, 1/25/23	3,500,000	3,570,459
Series K029, Cl. A2, 3.32%, 2/25/23	4,500,000	4,690,587
Series K040, Cl. A1, 2.768%, 4/25/24	11,505,519	11,760,449
Series K041, Cl. A1, 2.72%, 8/25/24	8,879,720	9,050,189
Series K042, Cl. A1, 2.267%, 6/25/24	4,520,165	4,547,544
Series K043, Cl. A1, 2.532%, 10/25/23	6,294,477	6,360,734
Series K044, Cl. A1, 2.321%, 3/25/24	11,193,341	11,292,435
Series K045, Cl. A1, 2.493%, 11/25/24	9,918,603	10,085,443
Series K046, Cl. A1, 2.697%, 1/25/25	8,242,641	8,404,839
Series K047, Cl. A1, 2.827%, 12/25/24	9,244,047	9,459,483
Series K048, Cl. A1, 2.689%, 12/25/24	8,167,662	8,328,347

14      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates: (Continued)
Series K053, Cl. A1, 2.548%, 2/25/25	$2,312,639	$2,358,605
Series KI01, Cl. A, 2.249% [US0001M+16], 9/25/22[2]	996,843	995,151
Series KI02, Cl. A, 2.289% [US0001M+20], 2/25/23[2]	2,959,461	2,959,606
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series K051, Cl. X1, 17.143%, 9/25/25[3]	63,107,409	1,780,329
Series K734, Cl. X1, 0.00%, 2/25/26[3,4]	16,998,996	617,069
Series KC02, Cl. X1, 0.00%, 3/25/24[3,4]	254,206,071	4,099,149
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 13.652%, 12/1/31[5]	105,240	96,090
Series 219, Cl. PO, 13.742%, 3/1/32[5]	333,662	295,939
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 2.678% [LIBOR01M+65], 6/15/21[2]	76	76
Series 151, Cl. F, 9.00%, 5/15/21	378	381
Series 1695, Cl. F, 2.511% [D11COF+137], 3/15/24[2]	278,690	284,761
Series 2035, Cl. PC, 6.95%, 3/15/28	284,581	316,638
Series 2084, Cl. ZC, 6.50%, 8/15/28	144,453	159,008
Series 2116, Cl. ZA, 6.00%, 1/15/29	177,521	197,850
Series 2122, Cl. FD, 2.378% [LIBOR01M+35], 2/15/29[2]	233,147	233,077
Series 2132, Cl. FN, 3.00% [LIBOR01M+90], 3/15/29[2]	259,347	263,740
Series 2148, Cl. ZA, 6.00%, 4/15/29	280,076	309,893
Series 2195, Cl. LH, 6.50%, 10/15/29	498,587	558,075
Series 2220, Cl. PD, 8.00%, 3/15/30	100,576	118,438
Series 2281, Cl. Z, 6.50%, 2/15/31	698,732	771,548
Series 2319, Cl. BZ, 6.50%, 5/15/31	1,039,578	1,160,395
Series 2326, Cl. ZP, 6.50%, 6/15/31	210,075	234,509
Series 2344, Cl. FP, 2.978% [LIBOR01M+95], 8/15/31[2]	170,638	174,853
Series 2392, Cl. FB, 2.628% [LIBOR01M+60], 1/15/29[2]	44,157	44,570
Series 2396, Cl. FE, 2.628% [LIBOR01M+60], 12/15/31[2]	106,510	107,711
Series 2401, Cl. FA, 2.678% [LIBOR01M+65], 7/15/29[2]	64,381	65,084
Series 2427, Cl. ZM, 6.50%, 3/15/32	53,820	60,298
Series 2464, Cl. FI, 3.028% [LIBOR01M+100], 2/15/32[2]	99,601	102,317
Series 2470, Cl. LF, 3.028% [LIBOR01M+100], 2/15/32[2]	101,901	104,679
Series 2471, Cl. FD, 3.028% [LIBOR01M+100], 3/15/32[2]	146,487	150,471
Series 2481, Cl. AF, 2.578% [LIBOR01M+55], 3/15/32[2]	85,562	86,374
Series 2500, Cl. FD, 2.528% [LIBOR01M+50], 3/15/32[2]	158,170	158,127
Series 2504, Cl. FP, 2.528% [LIBOR01M+50], 3/15/32[2]	166,554	167,809
Series 2526, Cl. FE, 2.428% [LIBOR01M+40], 6/15/29[2]	168,251	168,774
Series 2530, Cl. FD, 2.528% [LIBOR01M+50], 2/15/32[2]	198,588	200,087
Series 2538, Cl. F, 2.628% [LIBOR01M+60], 12/15/32[2]	20,176	20,410
Series 2550, Cl. FI, 2.378% [LIBOR01M+35], 11/15/32[2]	25,194	24,972
Series 2551, Cl. FD, 2.428% [LIBOR01M+40], 1/15/33[2]	163,722	164,324
Series 2635, Cl. AG, 3.50%, 5/15/32	1,039,751	1,077,094
Series 2676, Cl. KY, 5.00%, 9/15/23	331,029	343,747
Series 3025, Cl. SJ, 17.316% [-3.67 x LIBOR01M+2,475], 8/15/35[2]	50,352	70,294
Series 3342, Cl. FT, 2.478% [LIBOR01M+45], 7/15/37[2]	188,901	189,652
Series 3581, Cl. B, 4.00%, 10/15/24	631,900	650,987

15      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3645, Cl. EH, 3.00%, 12/15/20	$89,410	$89,308
Series 3738, Cl. BP, 4.00%, 12/15/38	3,184,639	3,255,255
Series 3753, Cl. AS, 3.50%, 11/15/25	614,792	633,234
Series 3762, Cl. BH, 2.50%, 5/15/25	1,755,173	1,763,887
Series 3800, Cl. CD, 3.10%, 3/15/25	996,694	1,000,371
Series 3822, Cl. JA, 5.00%, 6/15/40	31,139	31,467
Series 3857, Cl. GL, 3.00%, 5/15/40	1,490,835	1,515,104
Series 3874, Cl. JW, 3.50%, 6/15/26	2,368,657	2,459,290
Series 3887, Cl. NC, 3.00%, 7/15/26	371,119	376,172
Series 3917, Cl. BA, 4.00%, 6/15/38	427,356	451,993
Series 3935, Cl. NA, 3.50%, 10/15/26	1,233,198	1,254,720
Series 3974, Cl. C, 3.00%, 1/15/26	7,888,757	7,968,873
Series 4012, Cl. KE, 3.00%, 7/15/39	1,978,745	1,999,811
Series 4016, Cl. AB, 2.00%, 9/15/25	3,135,028	3,128,478
Series 4109, Cl. KD, 3.00%, 5/15/32	117,976	118,087
Series 4113, Cl. JH, 3.00%, 7/15/39	1,253,535	1,271,324
Series 4221, Cl. HJ, 1.50%, 7/15/23	3,913,464	3,879,498
Series 4253, Cl. TD, 2.00%, 7/15/40	433,200	433,140
Series 4285, Cl. BA, 2.00%, 12/15/23	922,100	924,593
Series 4316, Cl. FY, 2.428% [LIBOR01M+40], 11/15/39[2]	611,155	612,264
Series 4368, Cl. BE, 2.50%, 5/15/31	1,245,288	1,252,293
Series 4399, Cl. A, 2.50%, 7/15/24	15,891	15,856
Series 4446, Cl. PL, 2.50%, 7/15/38	2,184,611	2,206,497
Series 4459, Cl. ND, 5.50%, 4/15/25	7,910	7,972
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 99.999%, 7/17/28[3]	84,613	7,964
Series 2079, Cl. S, 99.999%, 7/17/28[3]	162,629	18,473
Series 2493, Cl. S, 30.51%, 9/15/29[3]	128,339	22,662
Series 2526, Cl. SE, 63.88%, 6/15/29[3]	232,459	40,834
Series 2795, Cl. SH, 99.999%, 3/15/24[3]	1,161,311	87,072
Series 2796, Cl. SD, 93.85%, 7/15/26[3]	53,759	7,237
Series 2920, Cl. S, 21.875%, 1/15/35[3]	1,406,561	254,078
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	31,955	7,046
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	51,024	6,391
Series 3450, Cl. BI, 15.17%, 5/15/38[3]	1,594,222	307,143
Series 3606, Cl. SN, 17.549%, 12/15/39[3]	410,927	67,970
Series 4057, Cl. QI, 5.238%, 6/15/27[3]	2,310,168	162,294
Series 4136, Cl. MI, 4.406%, 11/15/27[3]	2,749,261	208,145
Series 4146, Cl. AI, 9.359%, 12/15/27[3]	960,415	69,975
Series 4205, Cl. AI, 6.959%, 5/15/28[3]	628,011	39,798
Series 4316, Cl. JS, 0.00%, 1/15/44[3,4]	1,033,741	127,417
Series 4818, Cl. BI, 0.00%, 3/15/45[3,4]	989,133	100,077
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 2.528% [LIBOR01M+50], 5/15/36[2]	1,282,673	1,287,439
Federal National Mortgage Assn. Pool:
2.00%, 3/1/23	2,545,678	2,532,546

16      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn. Pool: (Continued)
3.50%, 8/1/40	$917,501	$962,700
4.00%, 4/1/24-3/1/31	27,205,420	28,335,015
4.26%, 7/1/21	2,742,822	2,827,369
4.50%, 11/1/19-1/1/27	1,685,441	1,745,704
5.00%, 1/1/20-3/1/25	1,730,999	1,788,666
5.50%, 9/1/21-9/1/25	10,757,256	11,011,904
6.00%, 1/1/21-2/1/40	10,959,768	11,458,385
6.50%, 5/1/28-1/1/34	3,323,697	3,716,321
7.00%, 1/1/30-2/1/36	2,840,434	3,255,687
7.50%, 2/1/27-8/1/33	3,958,658	4,582,396
8.50%, 7/1/32	13,068	13,206
9.50%, 11/1/21	27	27
Federal National Mortgage Assn., Alternative Credit Enhancement Securities:
Series 2016-M5, Cl. A1, 2.073%, 4/25/26	1,100,234	1,104,112
Series 2017-M13, Cl. FA, 2.698% [US0001M+40], 10/25/24[2]	2,667,095	2,660,682
Federal National Mortgage Assn., Alternative Credit Enhancement Securities, Interest-Only Stripped Mtg.-Backed Security, Series 2012-M18, Cl. X, 0.00%, 12/25/22[3,4]	116,180,109	836,160
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[3]	213,230	20,128
Series 254, Cl. 2, 99.999%, 1/25/24[3]	317,929	34,509
Series 294, Cl. 2, 99.999%, 2/25/28[3]	511,227	86,580
Series 301, Cl. 2, 25.401%, 4/25/29[3]	184,205	33,404
Series 321, Cl. 2, 48.157%, 4/25/32[3]	1,240,302	235,712
Series 324, Cl. 2, 22.957%, 7/25/32[3]	400,740	74,598
Series 331, Cl. 10, 21.584%, 2/25/33[3]	628,185	120,901
Series 331, Cl. 4, 2.282%, 2/25/33[3]	421,446	75,857
Series 331, Cl. 5, 26.332%, 2/25/33[3]	681,525	115,846
Series 331, Cl. 6, 11.049%, 2/25/33[3]	673,436	117,467
Series 334, Cl. 10, 20.768%, 2/25/33[3]	260,785	50,386
Series 339, Cl. 15, 15.226%, 10/25/33[3]	224,509	44,037
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	441,610	81,589
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	460,075	84,506
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	326,511	53,489
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	161,315	27,487
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	470,490	89,857
Series 364, Cl. 15, 0.00%, 9/25/35[3,4]	251,032	42,554
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 11.35%, 9/25/32[5]	83,845	76,251
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1991-109, Cl. Z, 8.50%, 9/25/21	1,785	1,834
Series 1997-16, Cl. PD, 7.00%, 3/18/27	388,130	425,007
Series 1998-59, Cl. Z, 6.50%, 10/25/28	43,739	49,387
Series 1999-54, Cl. LH, 6.50%, 11/25/29	234,122	260,437
Series 2001-69, Cl. PF, 3.018% [LIBOR01M+100], 12/25/31[2]	232,572	238,796
Series 2002-29, Cl. F, 3.018% [LIBOR01M+100], 4/25/32[2]	108,002	110,959
Series 2002-39, Cl. FD, 3.041% [LIBOR01M+100], 3/18/32[2]	246,259	253,050
Series 2002-52, Cl. FD, 2.518% [LIBOR01M+50], 9/25/32[2]	205,297	206,871

17      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2002-53, Cl. FY, 2.518% [LIBOR01M+50], 8/25/32[2]	$125,258	$126,222
Series 2002-64, Cl. FJ, 3.018% [LIBOR01M+100], 4/25/32[2]	33,284	34,196
Series 2002-65, Cl. FB, 3.018% [LIBOR01M+100], 7/25/32[2]	191,037	196,286
Series 2002-68, Cl. FH, 2.541% [LIBOR01M+50], 10/18/32[2]	66,013	66,490
Series 2002-77, Cl. TF, 3.041% [LIBOR01M+100], 12/18/32[2]	405,038	407,603
Series 2002-82, Cl. FE, 3.018% [LIBOR01M+100], 12/25/32[2]	177,327	182,226
Series 2002-90, Cl. FJ, 2.518% [LIBOR01M+50], 9/25/32[2]	69,376	68,623
Series 2002-90, Cl. FM, 2.518% [LIBOR01M+50], 9/25/32[2]	66,707	67,219
Series 2003-116, Cl. FA, 2.418% [LIBOR01M+40], 11/25/33[2]	117,090	115,843
Series 2003-130, Cl. CS, 10.063% [-2 x LIBOR01M+1,410], 12/25/33[2]	28,822	29,850
Series 2003-21, Cl. FK, 2.418% [LIBOR01M+40], 3/25/33[2]	10,906	10,946
Series 2004-72, Cl. FB, 2.518% [LIBOR01M+50], 9/25/34[2]	1,140,642	1,137,684
Series 2005-109, Cl. AH, 5.50%, 12/25/25	1,564,333	1,620,332
Series 2005-45, Cl. XA, 2.358% [LIBOR01M+34], 6/25/35[2]	1,673,085	1,671,863
Series 2005-67, Cl. BF, 2.368% [LIBOR01M+35], 8/25/35[2]	585,492	586,590
Series 2005-85, Cl. FA, 2.368% [LIBOR01M+35], 10/25/35[2]	1,177,870	1,176,504
Series 2006-11, Cl. PS, 17.166% [-3.67 x LIBOR01M+2,456.67], 3/25/36[2]	237,258	361,728
Series 2006-46, Cl. SW, 16.799% [-3.67 x LIBOR01M+2,419.92], 6/25/36[2]	191,577	286,806
Series 2006-50, Cl. KS, 16.799% [-3.67 x LIBOR01M+2,420], 6/25/36[2]	137,898	202,654
Series 2006-50, Cl. SK, 16.799% [-3.67 x LIBOR01M+2,420], 6/25/36[2]	57,697	89,322
Series 2007-113, Cl. DB, 4.50%, 12/25/22	214,661	214,676
Series 2007-79, Cl. FA, 2.468% [LIBOR01M+45], 8/25/37[2]	393,989	394,259
Series 2008-14, Cl. BA, 4.25%, 3/25/23	526	527
Series 2008-15, Cl. JN, 4.50%, 2/25/23	28,294	28,338
Series 2008-24, Cl. DY, 5.00%, 4/25/23	909	911
Series 2008-75, Cl. DB, 4.50%, 9/25/23	4	4
Series 2008-77, Cl. EB, 4.50%, 9/25/23	85,853	85,867
Series 2009-113, Cl. DB, 3.00%, 12/25/20	41,676	41,595
Series 2009-36, Cl. FA, 2.958% [LIBOR01M+94], 6/25/37[2]	1,151,716	1,180,845
Series 2010-115, Cl. NA, 2.75%, 1/25/39	3,775,596	3,775,038
Series 2010-137, Cl. CJ, 2.50%, 12/25/25	2,765,348	2,789,273
Series 2010-43, Cl. KG, 3.00%, 1/25/21	16,014	16,024
Series 2010-99, Cl. DP, 3.00%, 8/25/39	626,690	627,513
Series 2011-104, Cl. MA, 2.50%, 10/25/26	278,358	279,814
Series 2011-122, Cl. EC, 1.50%, 1/25/20	13,213	13,179
Series 2011-146, Cl. BA, 3.00%, 12/25/25	789,189	797,938
Series 2011-15, Cl. DA, 4.00%, 3/25/41	540,935	565,291
Series 2011-3, Cl. EL, 3.00%, 5/25/20	16,737	16,711
Series 2011-3, Cl. KA, 5.00%, 4/25/40	947,287	994,119
Series 2011-44, Cl. B, 4.00%, 7/25/24	1,830,832	1,915,018
Series 2011-45, Cl. NG, 3.00%, 3/25/25	56,345	56,354
Series 2011-45, Cl. TE, 3.00%, 3/25/25	144,381	144,632

18      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2011-50, Cl. PA, 4.00%, 12/25/40	$466,744	$475,531
Series 2011-6, Cl. BA, 2.75%, 6/25/20	5,366	5,374
Series 2011-82, Cl. AD, 4.00%, 8/25/26	117,919	118,358
Series 2011-90, Cl. AL, 3.50%, 9/25/23	206,137	208,980
Series 2012-127, Cl. DH, 4.00%, 11/25/27	1,706,053	1,732,834
Series 2012-14, Cl. BA, 3.00%, 8/25/37	1,019,077	1,025,505
Series 2012-20, Cl. FD, 2.418% [LIBOR01M+40], 3/25/42[2]	339,110	339,633
Series 2012-44, Cl. KD, 3.00%, 11/25/29	1,667,705	1,676,138
Series 2012-96, Cl. VA, 3.50%, 2/25/22	1,948,956	1,973,261
Series 2013-100, Cl. CA, 4.00%, 3/25/39	4,779,381	4,894,571
Series 2013-109, Cl. UG, 3.00%, 1/25/31	1,011,311	1,022,673
Series 2013-118, Cl. H, 3.00%, 5/25/37	1,513,372	1,534,924
Series 2013-22, Cl. JA, 3.50%, 3/25/43	361,128	362,366
Series 2014-66, Cl. QE, 2.00%, 1/25/40	7,146,914	7,128,349
Series 2014-85, Cl. LA, 3.00%, 5/25/31	2,290,754	2,317,354
Series 2015-61, Cl. PA, 2.00%, 5/25/44	2,400,579	2,391,534
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 42.309%, 12/18/31[3]	160,371	26,441
Series 2001-68, Cl. SC, 39.713%, 11/25/31[3]	157,908	30,122
Series 2001-81, Cl. S, 21.315%, 1/25/32[3]	111,397	19,826
Series 2002-28, Cl. SA, 22.512%, 4/25/32[3]	119,039	21,750
Series 2002-38, Cl. SO, 44.989%, 4/25/32[3]	222,734	39,040
Series 2002-39, Cl. SD, 57.825%, 3/18/32[3]	239,001	49,607
Series 2002-48, Cl. S, 23.037%, 7/25/32[3]	180,375	34,839
Series 2002-52, Cl. SL, 21.018%, 9/25/32[3]	124,304	23,439
Series 2002-53, Cl. SK, 60.643%, 4/25/32[3]	139,452	29,541
Series 2002-56, Cl. SN, 22.089%, 7/25/32[3]	244,980	47,321
Series 2002-60, Cl. SM, 17.565%, 8/25/32[3]	301,240	47,633
Series 2002-77, Cl. IS, 52.563%, 12/18/32[3]	318,813	64,436
Series 2002-77, Cl. SH, 20.883%, 12/18/32[3]	149,091	25,787
Series 2002-9, Cl. MS, 23.806%, 3/25/32[3]	187,789	37,588
Series 2003-33, Cl. IA, 20.11%, 5/25/33[3]	36,887	8,452
Series 2003-33, Cl. SP, 15.95%, 5/25/33[3]	402,782	88,446
Series 2003-4, Cl. S, 14.218%, 2/25/33[3]	220,350	46,648
Series 2005-14, Cl. SE, 20.711%, 3/25/35[3]	1,749,946	272,406
Series 2005-40, Cl. SA, 33.228%, 5/25/35[3]	714,084	126,454
Series 2005-52, Cl. JH, 35.879%, 5/25/35[3]	367,482	53,784
Series 2005-63, Cl. SA, 24.641%, 10/25/31[3]	602,649	93,658
Series 2005-63, Cl. X, 49.442%, 10/25/31[3]	7,134	154
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	5,031	567
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	4,402	264
Series 2009-85, Cl. IO, 0.00%, 10/25/24[3,4]	206	2
Series 2011-96, Cl. SA, 8.95%, 10/25/41[3]	307,471	54,252
Series 2012-121, Cl. IB, 7.456%, 11/25/27[3]	992,916	76,471
Series 2012-134, Cl. SA, 0.314%, 12/25/42[3]	1,081,272	197,094
Series 2012-40, Cl. PI, 26.82%, 4/25/41[3]	153,312	14,929

19      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
U.S. Agency Securities (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2013-2, Cl. IA, 6.122%, 2/25/43[3]	$716,876	$125,528
Series 2015-57, Cl. LI, 6.03%, 8/25/35[3]	2,224,448	291,185
Series 2016-45, Cl. MI, 7.894%, 7/25/46[3]	644,128	119,510
Series 2017-60, Cl. LI, 0.00%, 8/25/47[3,4]	1,861,326	186,890
Series 2017-66, Cl. AS, 0.00%, 9/25/47[3,4]	5,168,375	782,834
Series 2018-16, Cl. NI, 0.659%, 12/25/44[3]	499,812	46,996
Series 2018-69, Cl. CI, 0.00%, 10/25/46[3,4]	952,126	50,536
Federal National Mortgage Assn., TBA:
2.50%, 10/1/48[6]	6,210,000	6,263,974
3.00%, 10/1/34-10/1/48[6]	34,165,000	34,725,377
3.50%, 10/1/49[6]	25,235,000	25,892,490
4.50%, 10/1/49[6]	14,390,000	15,155,593
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,7]	805,000	830,269
Series 2013-K26, Cl. C, 3.721%, 12/25/45[1,7]	550,000	563,271
Series 2014-K36, Cl. C, 4.504%, 12/25/46[1,7]	3,250,000	3,443,917
Series 2014-K38, Cl. C, 4.789%, 6/25/47[1,7]	5,250,000	5,596,093
Series 2014-K714, Cl. C, 3.986%, 1/25/47[1,7]	2,500,000	2,532,810
Series 2014-K715, Cl. C, 4.258%, 2/25/46[1,7]	2,205,000	2,241,917
Government National Mortgage Assn.:
Series 2010-115, Cl. PX, 4.00%, 9/20/38	305,043	305,162
Series 2010-169, Cl. CD, 3.00%, 12/16/25	499,903	513,097
Series 2011-61, Cl. CH, 3.50%, 11/16/40	13,187,218	13,576,002
Series 2011-82, Cl. PD, 3.50%, 4/20/40	2,049,439	2,070,367
Series 2012-13, Cl. VK, 3.50%, 1/20/25	2,828,511	2,880,944
Government National Mortgage Assn. I Pool:
6.50%, 1/15/24	18,905	20,932
7.00%, 1/15/28-8/15/29	184,293	201,423
7.50%, 6/15/28-8/15/28	232,216	237,200
8.00%, 9/15/28	5,567	5,581
Government National Mortgage Assn. II Pool, 7.00%, 1/20/30	18,710	21,589
Government National Mortgage Assn. II Pool, TBA, 3.50%, 10/1/48[6]	3,100,000	3,212,254
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-76, Cl. SG, 40.982%, 10/16/29[3]	94,775	234
Series 2011-52, Cl. HS, 21.894%, 4/16/41[3]	2,499,242	397,497
Series 2017-136, Cl. LI, 5.922%, 9/16/47[3]	1,918,133	322,284
Series 2017-149, Cl. GS, 2.421%, 10/16/47[3]	2,160,246	336,151
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2003-92, Cl. CA, 4.771%, 7/17/33	415,859	427,686
Series 2014-167, Cl. WF, 2.55% [LIBOR01M+45], 7/20/44[2]	1,158,222	1,157,575
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 0.00%, 10/15/29[3,4]	8,993,155	66
Series 2001-3, Cl. IO, 0.00%, 10/15/31[3,4]	4,187,935	4,605
Series 2002-2, Cl. IO, , 1/15/32[3,8]	10,872,749	14,174
Series 2002-3, Cl. IO, 0.00%, 8/15/32[3,4]	15,205,217	145,497

20      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value
U.S. Agency Securities (Continued)
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-1, Cl. IO, , 11/15/32[3,8]	$21,192,576	$73,492
		454,606,488
CMOs—3.6%
Collateralized Mortgage Obligations—3.6%
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K716, Cl. A2, 3.13%, 6/25/21	2,000,000	2,027,032
Series K735, Cl. X1, 0.00%, 5/25/26[3,4]	16,752,455	945,071
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates:
Series K028, Cl. A2, 3.111%, 2/25/23	3,400,000	3,520,103
Series K030, Cl. A2, 3.25%, 4/25/23[7]	3,820,000	3,975,411
Series K033, Cl. A2, 3.06%, 7/25/23[7]	2,000,000	2,074,548
Series K034, Cl. A2, 3.531%, 7/25/23[7]	4,550,000	4,797,187
Series K035, Cl. A1, 2.615%, 3/25/23	4,252,226	4,295,786
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series K093, Cl. X1, 0.00%, 5/25/29[3,4]	13,304,237	1,041,371
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 3010, Cl. WB, 4.50%, 7/15/20	50,661	50,716
Series 3134, Cl. FA, 2.328% [LIBOR01M+30], 3/15/36[2]	2,614,469	2,606,611
Series 3848, Cl. WL, 4.00%, 4/15/40	759,573	773,163
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2922, Cl. SE, 22.413%, 2/15/35[3]	241,067	39,345
Series 2981, Cl. AS, 2.658%, 5/15/35[3]	435,522	63,237
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2010-110, Cl. PC, 4.00%, 1/25/38	241,415	241,136
Series 2014-14, Cl. A, 3.50%, 2/25/37	689,391	695,720
Series 2014-20, Cl. HL, 1.50%, 1/25/40	4,675,253	4,630,232
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2002-52, Cl. SD, 65.334%, 9/25/32[3]	205,297	40,819
Series 2005-12, Cl. SC, 26.736%, 3/25/35[3]	108,584	17,578
FREMF Mortgage Trust, Series 2013-K27, Cl. C, 3.615%, 1/25/46[1,7]	850,000	875,828
Government National Mortgage Assn., Series 2019-69, Cl. UA, 7.161%, 11/20/33[7]	2,913,658	3,249,788
		35,960,682
Non-Agency—1.0%
Adjustable-Rate Mortgages—1.0%
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 4.69% [H15T1Y+210], 9/26/35[1,2]	2,207	2,208
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 14.698%, 1/15/51[3]	17,795,379	627,244
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 14.97%, 11/13/50[3]	7,701,357	420,992
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates: Series 2013-GC17, Cl. XA, 0.00%, 11/10/46[3,4]	5,419,776	198,903

21      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

SCHEDULE OF INVESTMENTS Continued

	Principal Amount	Value
Adjustable-Rate Mortgages (Continued)
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates: (Continued)
Series 2017-C4, Cl. XA, 14.047%, 10/12/50[3]	$20,451,689	$1,352,791
Citigroup Mortgage Loan Trust, Inc., Series 2014-8, Cl. 1A1, 2.334% [US0001M+29], 7/20/36[1,2]	30,308	30,455
Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series KC03, Cl. X1, 0.00%, 11/25/24[3,4]	22,165,000	518,444
Federal Home Loan Mortgage Corp., STACR Trust, Series 2019-HRP1, Cl. M2, 3.418% [US0001M+140], 2/25/49[1,2]	495,000	495,650
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.643%, 7/25/35[7]	350,020	359,168
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 4.791%, 4/21/34[7]	258,804	265,245
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 13.142%, 12/15/50[3]	6,763,128	362,026
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 4.052%, 6/26/46[1,7]	74,932	75,236
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	61,261	56,144
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	853,890	808,829
Seasoned Loans Structured Transaction, Series 2019-1, Cl. A2, 3.50%, 5/25/29	2,000,000	2,136,689
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 14.70%, 11/15/50[3]	13,024,229	774,888
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 4.416%, 10/25/33[7]	330,125	337,043
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 12.88%, 12/15/50[3]	9,384,162	575,916
		9,397,871
Total Mortgage-Backed Obligations (Cost $494,457,190)		499,965,041
U.S. Government Obligations—39.1%
Federal Home Loan Mortgage Corp. Nts., 1.875%, 11/17/20	97,293,000	97,402,095
Federal National Mortgage Assn. Nts.:
1.375% Nts., 9/6/22	35,000,000	34,827,597
1.75% Nts., 7/2/24	75,000,000	75,470,354
1.875% Nts., 9/24/26	4,158,000	4,209,685
2.25% Nts., 4/12/22	5,000,000	5,081,319
2.625% Nts., 1/11/22	48,851,000	49,899,098
2.875% Nts., 9/12/23	28,000,000	29,362,037
United States Treasury Nts., 1.25%, 1/31/20	91,200,000	91,005,398
Total U.S. Government Obligations (Cost $383,422,606)		387,257,583

	Shares	Value
Investment Company—11.2%
Invesco Government & Agency Portfolio, Institutional Class, 1.83%[9] (Cost $111,261,389)	111,261,389	$111,261,389
Total Investments, at Value (Cost $1,059,923,593)	108.1%	1,070,671,103
Net Other Assets (Liabilities)	(8.1)	(80,568,222)
Net Assets	100.0%	$990,102,881

22      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Footnotes to Schedule of Investments

1. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at September 30, 2019 was $52,739,550, which represented 5.33% of the Fund’s Net Assets.

2. Represents the current interest rate for a variable or increasing rate security, which may be fixed for a predetermined period. The interest rate is, or will be as of an established date, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $21,922,949 or 2.21% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $468,280 or 0.05% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 1 of the accompanying Notes.

7. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

8. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of September 30, 2019.

Futures Contracts as of September 30, 2019
						Unrealized
		Expiration	Number	Notional Amount		Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)
United States Treasury Long Bonds	Buy	12/19/19	39	USD 6,450	$6,330,188	$(120,161)
United States Treasury Nts., 10 yr.	Sell	12/19/19	478	USD 63,048	62,289,375	758,212
United States Treasury Nts., 2 yr.	Buy	12/31/19	1,036	USD 223,816	223,258,000	(558,095)
United States Treasury Nts., 5 yr.	Sell	12/31/19	431	USD 51,631	51,352,977	278,382
United States Ultra Bonds	Buy	12/19/19	4	USD 780	767,625	(12,066)

						$346,272

23      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

SCHEDULE OF INVESTMENTS Continued

Glossary:

Definitions
D11COF	Cost of Funds for the 11th District of San Francisco
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
TBA	To Be Announced
US0001M	ICE LIBOR USD 1 Month

See accompanying Notes to Financial Statements.

24      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $948,662,204)	$959,409,714
Affiliated companies (cost $111,261,389)	111,261,389

1,070,671,103
Cash	1,699,132
Receivables and other assets:
Investments sold	24,759,779
Interest, dividends and principal paydowns	3,364,374
Shares of beneficial interest sold	892,512
Variation margin receivable - futures contracts	875,677
Other	223,490

Total assets	1,102,486,067
Liabilities
Payables and other liabilities:
Investments purchased	110,143,746
Shares of beneficial interest redeemed	1,339,291
Transfer and shareholder servicing agent fees	230,234
Trustees’ compensation	180,118
Distribution and service plan fees	145,783
Dividends	96,933
Shareholder communications	76,000
Advisory fees	11,357
Administration fees	130
Other	159,594

Total liabilities	112,383,186
Net Assets	$990,102,881

Composition of Net Assets
Shares of beneficial interest	$1,027,136,128
Total accumulated loss	(37,033,247)

Net Assets	$990,102,881

25      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $452,334,256 and 103,075,602 shares of beneficial interest outstanding)	$4.39
Maximum offering price per share (net asset value plus sales charge of 2.50% of offering price)	$4.50

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $49,820,962 and 11,375,383 shares of beneficial interest outstanding)	$4.38

Class R Shares:
Net asset value, redemption price and offering price per share (based on net assets of $26,005,676 and 5,930,840 shares of beneficial interest outstanding)	$4.38

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $140,548,664 and 31,970,039 shares of beneficial interest outstanding)	$4.40

Class R5 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,071 and 2,294 shares of beneficial interest outstanding)	$4.39

Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $321,383,252 and 73,275,085 shares of beneficial interest outstanding)	$4.39

See accompanying Notes to Financial Statements.

26      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT

OF OPERATIONS For the Year Ended September 30, 2019

Investment Income
Interest	$27,477,960
Dividends — affiliated companies	458,907

Total investment income	27,936,867
Expenses
Advisory fees	4,216,402
Administration fees	48,413
Distribution and service plan fees:
Class A	1,006,947
Class C	885,838
Class R	129,497
Transfer and shareholder servicing agent fees:
Class A	736,312
Class C	153,379
Class R	45,273
Class Y	204,984
Class R5	2
Class R6	78,817
Shareholder communications:
Class A	45,121
Class C	7,345
Class R	2,644
Class Y	11,502
Class R5	1
Class R6	24,317
Trustees’ compensation	40,192
Borrowing fees	19,078
Custodian fees and expenses	6,478
Other	245,767

Total expenses	7,908,309
Less waivers and reimbursements of expenses	(523,573)

Net expenses	7,384,736
Net Investment Income	20,552,131
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	8,886,185
Futures contracts	(7,485,132)

Net realized gain	1,401,053
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in unaffiliated companies	22,244,006
Futures contracts	(2,697,526)

Net change in unrealized appreciation/(depreciation)	19,546,480
Net Increase in Net Assets Resulting from Operations	$41,499,664

See accompanying Notes to Financial Statements.

27      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations
Net investment income	$20,552,131	$19,054,607
Net realized gain (loss)	1,401,053	(4,956,032)
Net change in unrealized appreciation/(depreciation)	19,546,480	(15,127,145)

Net increase (decrease) in net assets resulting from operations	41,499,664	(1,028,570)
Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	(10,028,869)	(9,450,444)
Class B	—	(9,187)
Class C	(1,476,276)	(1,591,868)
Class R	(540,772)	(467,260)
Class Y	(3,091,028)	(1,953,364)
Class R5	(74)	—
Class R6	(9,410,978)	(9,548,606)

Total distributions from distributable earnings	(24,547,997)	(23,020,729)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	33,962,597	(44,357,119)
Class B	—	(1,754,192)
Class C	(54,987,668)	(22,765,538)
Class R	112,608	769,277
Class Y	47,849,243	26,128,930
Class R5	10,000	—
Class R6	(77,000,958)	39,836,395

Total beneficial interest transactions	(50,054,178)	(2,142,247)
Net Assets
Total decrease	(33,102,511)	(26,191,546)
Beginning of period	1,023,205,392	1,049,396,938

End of period	$990,102,881	$1,023,205,392

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended September 30, 2018, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

See accompanying Notes to Financial Statements.

28      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$4.32	$4.42	$4.49	$4.52	$4.55
Income (loss) from investment operations:
Net investment income[2]	0.09	0.08	0.06	0.06	0.06
Net realized and unrealized gain (loss)	0.08	(0.09)	(0.05)	(0.02)	(0.00)[3]

Total from investment operations	0.17	(0.01)	0.01	0.04	0.06
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.09)	(0.08)	(0.07)	(0.09)
Net asset value, end of period	$4.39	$4.32	$4.42	$4.49	$4.52

Total Return, at Net Asset Value[4]	4.07%	(0.12)%	0.21%	0.96%	1.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$452,334	$411,340	$465,903	$545,793	$563,832
Average net assets (in thousands)	$424,212	$433,988	$497,770	$556,423	$576,463
Ratios to average net assets:[5]
Net investment income	1.97%	1.79%	1.41%	1.28%	1.42%
Expenses excluding specific expenses listed below	0.88%	0.88%	0.92%	0.92%	0.91%
Interest and fees from borrowings[6]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses	0.88%[7]	0.88%[7]	0.92%[7]	0.92%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Portfolio turnover rate[8,9]	54%	75%	150%	211%	155%

29      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2019	0.88%
Year Ended September 30, 2018	0.88%
Year Ended September 30, 2017	0.92%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2019	$3,280,941,092	$3,363,914,598
Year Ended September 30, 2018	$3,795,892,034	$3,836,202,231
Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

30      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class C	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$4.31	$4.41	$4.48	$4.51	$4.54
Income (loss) from investment operations:
Net investment income[2]	0.05	0.04	0.03	0.02	0.03
Net realized and unrealized gain (loss)	0.09	(0.08)	(0.06)	(0.01)	(0.01)

Total from investment operations	0.14	(0.04)	(0.03)	0.01	0.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.06)	(0.04)	(0.04)	(0.05)
Net asset value, end of period	$4.38	$4.31	$4.41	$4.48	$4.51

Total Return, at Net Asset Value[3]	3.24%	(0.92)%	(0.60)%	0.15%	0.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,821	$103,237	$128,748	$170,883	$177,216
Average net assets (in thousands)	$88,723	$114,838	$147,398	$177,471	$181,572
Ratios to average net assets:[4]
Net investment income	1.17%	0.99%	0.61%	0.48%	0.62%
Expenses excluding specific expenses listed below	1.63%	1.64%	1.68%	1.67%	1.66%
Interest and fees from borrowings[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses	1.63%[6]	1.64%[6]	1.68%[6]	1.67%	1.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Portfolio turnover rate[7,8]	54%	75%	150%	211%	155%

31      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2019	1.63%
Year Ended September 30, 2018	1.64%
Year Ended September 30, 2017	1.68%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2019	$3,280,941,092	$3,363,914,598
Year Ended September 30, 2018	$3,795,892,034	$3,836,202,231
Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

32      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class R	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$4.31	$4.41	$4.48	$4.51	$4.55
Income (loss) from investment operations:
Net investment income[2]	0.07	0.06	0.05	0.04	0.05
Net realized and unrealized gain (loss)	0.09	(0.08)	(0.05)	(0.01)	(0.01)

Total from investment operations	0.16	(0.02)	0.00	0.03	0.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.08)	(0.07)	(0.06)	(0.08)
Net asset value, end of period	$4.38	$4.31	$4.41	$4.48	$4.51

Total Return, at Net Asset Value[3]	3.76%	(0.43)%	(0.10)%	0.65%	0.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,006	$25,453	$25,258	$31,529	$30,218
Average net assets (in thousands)	$26,098	$24,956	$27,649	$30,885	$31,657
Ratios to average net assets:[4]
Net investment income	1.67%	1.49%	1.11%	0.97%	1.12%
Expenses excluding specific expenses listed below	1.13%	1.13%	1.17%	1.17%	1.16%
Interest and fees from borrowings[5]	0.00%	0.00%	0.00%	0.00%[4]	0.00%[4]

Total expenses	1.13%[6]	1.13%[6]	1.17%[6]	1.17%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Portfolio turnover rate[7,8]	54%	75%	150%	211%	155%

33      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2019	1.13%
Year Ended September 30, 2018	1.13%
Year Ended September 30, 2017	1.17%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2019	$3,280,941,092	$3,363,914,598
Year Ended September 30, 2018	$3,795,892,034	$3,836,202,231
Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

34      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class Y	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$4.32	$4.42	$4.50	$4.53	$4.56
Income (loss) from investment operations:
Net investment income[2]	0.10	0.09	0.08	0.07	0.08
Net realized and unrealized gain (loss)	0.10	(0.08)	(0.07)	(0.01)	(0.01)

Total from investment operations	0.20	0.01	0.01	0.06	0.07
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.11)	(0.09)	(0.09)	(0.10)
Net asset value, end of period	$4.40	$4.32	$4.42	$4.50	$4.53

Total Return, at Net Asset Value[3]	4.62%	0.18%	0.29%	1.26%	1.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$140,549	$90,594	$66,206	$51,914	$48,028
Average net assets (in thousands)	$118,252	$80,120	$58,767	$57,294	$40,668
Ratios to average net assets:[4]
Net investment income	2.27%	2.09%	1.73%	1.58%	1.72%
Expenses excluding specific expenses listed below	0.64%	0.64%	0.68%	0.68%	0.66%
Interest and fees from borrowings[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses	0.64%[6]	0.64%[6]	0.68%[6]	0.68%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Portfolio turnover rate[7,8]	54%	75%	150%	211%	155%

35      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2019	0.64%
Year Ended September 30, 2018	0.64%
Year Ended September 30, 2017	0.68%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2019	$3,280,941,092	$3,363,914,598
Year Ended September 30, 2018	$3,795,892,034	$3,836,202,231
Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

36      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class R5	Period Ended September 30, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$4.36
Income (loss) from investment operations:
Net investment income[2]	0.03
Net realized and unrealized gain	0.03

Total from investment operations	0.06
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)
Net asset value, end of period	$4.39

Total Return, at Net Asset Value[3]	1.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	2.24%
Expenses excluding specific expenses listed below	0.53%
Interest and fees from borrowings	0.00%

Total expenses[5]	0.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.53%[6]
Portfolio turnover rate[7,8]	54%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended September 30, 2019	0.53%

6. Waiver was less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Period Ended September 30, 2019	$3,280,941,092	$3,363,914,598

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

37      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]
Per Share Operating Data
Net asset value, beginning of period	$4.31	$4.41	$4.49	$4.52	$4.55
Income (loss) from investment operations:
Net investment income[2]	0.10	0.09	0.08	0.07	0.08
Net realized and unrealized gain (loss)	0.10	(0.08)	(0.07)	(0.01)	(0.01)

Total from investment operations	0.20	0.01	0.01	0.06	0.07
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.11)	(0.09)	(0.09)	(0.10)
Net asset value, end of period	$4.39	$4.31	$4.41	$4.49	$4.52

Total Return, at Net Asset Value[3]	4.64%	0.19%	0.30%	1.28%	1.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$321,383	$392,581	$361,508	$363,973	$358,985
Average net assets (in thousands)	$349,486	$384,400	$363,396	$360,944	$447,250
Ratios to average net assets:[4]
Net investment income	2.29%	2.11%	1.74%	1.59%	1.75%
Expenses excluding specific expenses listed below	0.48%	0.49%	0.48%	0.48%	0.47%
Interest and fees from borrowings[5]	0.00%	0.00%	0.00%	0.00%	0.00%

Total expenses	0.48%[6]	0.49%[6]	0.48%[6]	0.48%	0.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%[7]	0.49%[7]	0.48%[7]	0.48%	0.47%
Portfolio turnover rate[8,9]	54%	75%	150%	211%	155%

38      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2019	0.48%
Year Ended September 30, 2018	0.49%
Year Ended September 30, 2017	0.48%

7. Waiver was less than 0.005%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended September 30, 2019	$3,280,941,092	$3,363,914,598
Year Ended September 30, 2018	$3,795,892,034	$3,836,202,231
Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

39      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Limited-Term Government Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Limited-Term Government Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to see income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are

40      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple

41      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on

42      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principals generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund

43      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes
$5,057,937	$—	$52,658,826	$10,747,510

1. At period end, the Fund had $52,467,513 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

2. The Fund had $191,313 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the reporting periods:

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Distributions paid from:
Ordinary income	$24,547,997	$23,020,729

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,059,923,593
Federal tax cost of other investments	116,713,461

Total federal tax cost	$1,176,637,054

Gross unrealized appreciation	$14,864,875
Gross unrealized depreciation	(4,117,365)

Net unrealized appreciation	$10,747,510

44      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Futures - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into

45      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

J.

Securities on a When-Issued or Delayed Delivery Basis - The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on the securities in connection with such transactions prior to the date the Fund actually takes delivery of the securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention on acquiring such securities, they may sell such securities prior to the settlement date.

K.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

L.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government.

M.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

46      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Over $5 billion	0.380

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended September 30, 2019, the effective advisory fees incurred by the Fund was

0.42%

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $2,779,247 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.80%, 1.60%, 1.10%, 0.50%, 0.53% and 0.48, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver

47      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended September 30, 2019, the Adviser waived advisory fees of $19,395 and reimbursed fund expenses of $310,872, $25,120, $8,192 and $159,994 for Class A, Class C, Class R, and Class Y respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C, Class R, and Class Y shares to 0.80%, 1.60%, 1.10% and 0.50%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended September 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby Citibank, N.A. serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended September 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including

48      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended September 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended September 30, 2019, IDI advised the Fund that IDI retained $9,741 in front-end sales commissions from the sale of Class A shares and $9,646 and $1,982 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $22,523 in front–end sales commissions from the sale of Class A shares and $19,129 and $3,446 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of September 30, 2019.

49      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$72,187,090	$—	$72,187,090
Mortgage-Backed Obligations	—	499,965,041	—	499,965,041
U.S. Government Obligations	—	387,257,583	—	387,257,583
Investment Company	111,261,389	—	—	111,261,389

Total Investments, at Value	111,261,389	959,409,714	—	1,070,671,103
Other Financial Instruments:
Futures contracts	$1,036,594	$—	$—	$1,036,594

Total Assets	$112,297,983	$959,409,714	$—	$1,071,707,697

Liabilities Table
Other Financial Instruments:
Futures contracts	$(690,322)	$—	$—	$(690,322)

Total Liabilities	$(690,322)	$—	$—	$(690,322)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Note 4 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Instruments at Period-End

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative liability transactions as of September 30, 2019:

50      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Asset Derivatives			Liability Derivatives
Derivatives
Not Accounted
for as Hedging	Statement of Assets			Statement of Assets
Instruments	and Liabilities Location	Value		and Liabilities Location	Value
Interest rate contracts	Futures contracts	$1,036,594	*	Futures contracts	$690,322	*

*The daily variation margin receivable (payable) at period end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the Year Ended September 30, 2019

The tables below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives
Not Accounted
for as Hedging	Futures
Instruments	contracts
Interest rate contracts	$(7,485,132)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives
Not Accounted
for as Hedging	Futures
Instruments	contracts
Interest rate contracts	$(2,697,526)

The table below summarizes the year ended average notional value of futures contracts during the period.

Futures
contracts
Average notional amount	$259,700,168

Note 5 - Trustee and Officer Fees and Benefits

Certain Trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until

51      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

distributed in accordance with the compensation deferral plan.

Note 6 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2019 was $457,100,944 and $601,370,986, respectively.

Note 8 - Share Information

Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2019[1]		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	29,845,273	$129,977,029	11,504,396	$50,072,031
Dividends and/or distributions reinvested	2,175,523	9,448,563	2,043,616	8,886,513
Redeemed	(24,256,133)	(105,462,995)	(23,730,946)	(103,315,663)
Net increase (decrease)	7,764,663	$33,962,597	(10,182,934)	$(44,357,119)

Class B2
Sold	—	$—	4,765	$20,911
Dividends and/or distributions reinvested	—	—	2,088	9,124
Redeemed	—	—	(408,498)	(1,784,227)
Net decrease	—	$—	(401,645)	$(1,754,192)

Class C
Sold	4,505,173	$19,489,955	2,683,679	$11,683,153
Dividends and/or distributions reinvested	326,441	1,412,575	353,749	1,537,106
Redeemed	(17,426,061)	(75,890,198)	(8,279,259)	(35,985,797)
Net decrease	(12,594,447)	$(54,987,668)	(5,241,831)	$(22,765,538)

52      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Year Ended September 30, 2019[1]		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class R
Sold	1,397,885	$6,059,031	1,567,357	$6,826,192
Dividends and/or distributions reinvested	117,763	511,066	99,866	433,941
Redeemed	(1,487,448)	(6,457,489)	(1,488,809)	(6,490,856)
Net increase	28,200	$112,608	178,414	$769,277

Class Y
Sold	33,959,198	$147,612,536	14,977,654	$65,250,590
Dividends and/or distributions reinvested	645,399	2,810,194	421,629	1,835,038
Redeemed	(23,594,320)	(102,573,487)	(9,407,797)	(40,956,698)
Net increase	11,010,277	$47,849,243	5,991,486	$26,128,930

Class R5[3]
Sold	2,294	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Net increase	2,294	$10,000	—	$—

Class R6
Sold	14,753,449	$63,933,475	38,786,612	$168,929,671
Dividends and/or distributions reinvested	2,130,479	9,250,289	2,196,750	9,546,461
Redeemed	(34,615,789)	(150,184,722)	(31,873,908)	(138,639,737)
Net increase (decrease)	(17,731,861)	$(77,000,958)	9,109,454	$39,836,395

1. 16% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. All outstanding Class B shares converted to Class A shares on June 1, 2018.

3. Commencement date after the close of business on May 24, 2019.

Note 9 - Borrowing

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

53      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Oppenheimer Limited-Term Government Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Oppenheimer Limited-Term Government Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations and the statement of changes in net assets for the year ended September 30, 2019, including the related notes, and the financial highlights for each of the periods ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations and changes in its net assets for the year ended September 30, 2019 and the financial highlights for each of the periods ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Limited-Term Government Fund (formerly known as Oppenheimer Limited-Term Government Fund) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating

54      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

November 27, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

55      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

56      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $22,323,897 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

57      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Limited-Term Government Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

58      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

59      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the

60      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be

61      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

62      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

63      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

SHAREHOLDER PROXY

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Limited-Term Government Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Limited-Term Government Fund into Invesco Oppenheimer Limited-Term Government Fund.

The results of the voting on the above matter was as follows:

	Votes	Votes	Votes	Broker
Matter	For	Against	Abstain	Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	144,232,644	3,691,535	5,724,749	0

64      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

65      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

66      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

67      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non- profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

68      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

69      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

70      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

71      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

72      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

73      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

74      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

75      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

76      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Citibank, N.A. 111 Wall Street New York, NY 10005

77      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

78      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

79      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

80      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

81      INVESCO OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box

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Invesco Distributors, Inc.	O-LTG-AR-1 11272019

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers LLC (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Senior Associate, a PwC Manager and a PwC Director each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments (or with respect to the PwC Senior Associate and one PwC Manager. was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibilities for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

●	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;
●	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;
●

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

●

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

●

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

●

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

●	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;
●

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

●	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the series of the Registrant with a fiscal year end of September 30, 2019 (each a “Fund”) aggregate fees for services rendered to these Funds as shown in the following table. Each Fund is newly organized and was created, respectively, for the purpose of acquiring the assets and liabilities of a corresponding predecessor fund (each, a “Reorganization”). Each Reorganization was consummated after the close of business on May 24, 2019, prior to which each Fund had not yet commenced operations. Accordingly, the information shown in the following table has been provided for the periods since each Fund’s commencement of operations. The Audit Committee pre-approved all audit and non-audit services provided to the Funds.

Fees Billed for Services Rendered to the Registrant for fiscal year end 2019
Audit Fees	$39,065
Audit-Related Fees	$0
Tax Fees(1)	$7,380
All Other Fees	$0

Total Fees	$46,445

(g) PwC billed the Registrant aggregate non-audit fees of $7,380 for the fiscal year ended September 30, 2019

(1)	Tax Fees for the fiscal year ended September 30, 2019 include fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), each Fund’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to each Fund (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the periods since each Fund’s commencement of operations as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates.

Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$690,000
Tax Fees	$0
All Other Fees	$0

Total Fees	$690,000

(1)	Audit-Related Fees for the fiscal year ended September 30, 2019 include fees billed related to reviewing controls at a service organization.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $3,984,000 for the fiscal year ended September 30, 2019 for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and

Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;
●	Human resources;
●	Broker-dealer, investment adviser, or investment banking services;
●	Legal services;
●	Expert services unrelated to the audit;
●	Any service or product provided for a contingent fee or a commission;
●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
●	Tax services for persons in financial reporting oversight roles at the Fund; and
●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
●	Financial information systems design and implementation;
●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
●	Actuarial services; and
●	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of November 22, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 22, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	December 5, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	December 5, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	December 5, 2019